==========================================================================================================

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________

FORM 8-K

_______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 30, 2002
Date of report (date of earliest event reported):

DIMON INCORPORATED
(Exact name of registrant as specified in its charter)

Virginia	000-25734, 001-13684	54-1746567
________________	_____________________________	____________________
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

512 Bridge Street Danville, Virginia 24541 (Address of principal executive offices)

(434) 792-7511 (Registrant's telephone number, including area code)

N/A (former name of former address, if changed since last report)

DIMON Incorporated and Subsidiaries

ITEM 5.	Other Events.

On October 30, 2002, DIMON issued a press release relating to the election of Directors at its Annual Shareholder's Meeting. A copy of the press release is being furnished as Exhibit 99.1.

-2-

DIMON Incorporated and Subsidiaries

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 30, 2002	DIMON Incorporated
Registrant

By: /s/ Thomas G. Reynolds
______________________________________________
Thomas G. Reynolds Vice President - Controller (Principal Accounting Officer)

-3-

DIMON Incorporated and Subsidiaries

INDEX TO EXHIBITS

Exhibit No.	Description	Page No.

99.1	Press Release, dated October 30, 2002……………	5

-4-